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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 14, 2006

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                000-23489                52-1309227
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  (State or other jurisdiction      (Commission           (I.R.S. Employer
        of incorporation)           File Number)         Identification No.)

      1820 North Fort Myer Drive, Arlington, Virginia          22209
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         (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (703) 292-5210

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 7.01 REGULATION FD DISCLOSURE.

On November 14, 2006, Registrant announced its earnings for the three and nine month period ended September 30, 2006. For further information, reference is made to the Registrant's press release, dated November 14, 2006, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 7.01 of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

99.1   Press Release, Access Worldwide Communications, Inc., November 14, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ACCESS WORLDWIDE COMMUNICATIONS, INC.
                                           -------------------------------------
                                           (Registrant)


Date: November 14, 2006                    By  /s/ Mark Wright
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                                               Mark Wright
                                               General Counsel, Secretary

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